Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re: FirstFed Financial Corp	CHAPTER 11 (BUSINESS)

	Case Number:	2:10-bk-12927-ER
	Operating Report Number:	17
Debtor(s).	For the Month Ending:	May 31, 2011

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		228,570.55

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		781,304.93

3. BEGINNING BALANCE:		3,289,152.66

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable—Post-filing

Accounts Receivable—Pre-filing

General Sales

**Other—Rent deposit refund	0.00

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		3,289,152.66

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	45,862.52

TOTAL DISBURSEMENTS THIS PERIOD:***		45,862.52

7. ENDING BALANCE:		3,243,290.14

8. General Account Number(s):	xxxxxxxx
Union Bank
Depository Name & Location:	445 South Figueroa
Los Angeles, CA 90071

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

Page 1 of 18	Principal for debtor-in-possession

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
5/6/2011	1100	Landau, Gottfried, & Berger	Legal-Bankruptcy Counsel		23,197.82	23,197.82
5/6/2011	1101	Carl W McKinzie	Professional Svcs. (May 2011)		16,000.00	16,000.00
5/10/2011	1102	Chris Damore	Accounting Svcs-Apr-11		382.50	382.50
5/11/2011	1103	Franchise Tax Board	Tax assessment-2009 tax year		100.27	100.27
5/11/2011	1104	Franchise Tax Board	Tax assessment-2010 tax year		80.00	80.00
5/20/2011	EFT	Hartford Insurance	payroll costs, workman’s comp		53.00	53.00
5/31/2011	1105	RR Donnelley	8k Filing on May 17, 2011		889.00	889.00
5/31/2011	1106	Manatt, Phelps & Phillips, LLP	Legal-Special Counsel		3,659.93	3,659.93
5/31/2011	1107	Riordon, Lewis & Haden	Rent Jun-11		1,500.00	1,500.00

			TOTAL DISBURSEMENTS THIS PERIOD:	—	45,862.52	45,862.52

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

Page 2 of 18	Principal for debtor-in-possession

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:		5/31/2011	Balance on Statement:	$3,249,339.07

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	1105	5/31/2011	889.00

	1106	5/31/2011	3,659.93

	1107	5/31/2011	1,500.00

TOTAL OUTSTANDING CHECKS:				6,048.93

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$3,243,290.14

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

Page 3 of 18	Principal for debtor-in-possession

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		375,516.60

3.	BEGINNING BALANCE:		124,483.40

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:		124,483.40

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		10,820.67

7.	ENDING BALANCE:		113,662.73

8.	PAYROLL Account Number(s):

		xxxxxxxxxxxx

	Depository Name & Location:	Union Bank

		445 South Figueroa

		Los Angeles, CA 90071

Page 4 of 18	Principal for debtor-in-possession

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/31/2011	EFT	Brian Argrett	Jun 2011 Salary (net of payroll taxes)	7,343.34
5/31/2011	EFT	various governments	Payroll Taxes -Jun 2011	3,421.66
5/31/2011	EFT	CBIZ	Payroll Processing Charge	55.67
			Jun 2011 payroll paid on 05/31/11 by payroll processor

			TOTAL DISBURSEMENTS THIS PERIOD:	10,820.67

Page 5 of 18	Principal for debtor-in-possession

PAYROLL ACCOUNT

BANK RECONCILIATION

	Bank statement Date:	5/31/2011	Balance on Statement:	$113,662.73

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$113,662.73

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

Page 6 of 18	Principal for debtor-in-possession

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,000.00

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:		10,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		10,000.00

8.	TAX Account Number(s):	xxxxxxxxxxxx

		Union Bank

	Depository Name & Location:	445 South Figueroa

		Los Angeles, CA 90071

Page 7 of 18	Principal for debtor-in-possession

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

Page 8 of 18	Principal for debtor-in-possession

TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	5/31/2011	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

Page 9 of 18	Principal for debtor-in-possession

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	3,243,290.14

	Payroll Account:	113,662.73

	Tax Account:	10,000.00

*Other Accounts:

*Other Monies:

	**Petty Cash (see below):	0.00

TOTAL CASH AVAILABLE:			3,366,952.87

Petty Cash Transactions:

Date	Purpose	Amount
	Opening balance	11.24

5/11/2011	Purchase stamps	11.24

TOTAL PETTY CASH TRANSACTIONS:			11.24

ENDING PETTY CASH			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
**	Attach Exhibit Itemizing all petty cash transactions

Page 10 of 18	Principal for debtor-in-possession

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Regus Mgt, lessor*	monthly	$0.00	0	0.00
Premier Business Centers**	monthly	$0.00	0	0.00
Riordon, Lewis & Haden ***	monthly	$1,500.00	0	0.00

			TOTAL DUE:	0.00

*	FirstFed Financial Corp. vacated offices managed by Regus Mgt. on 06/22/10.
**	FirstFed Financial Corp vacated offices managed by Premier Business Centers prior to 09/30/10.
***	FirstFed Financial Corp entered into a new lease agreement effective 10/01/10.

The offices are managed by Riordan, Lewis & Haden.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

	Gross Sales Subject to Sales Tax:		0.00

	Total Wages Paid:		10,000.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding*
State Withholding*
FICA—Employer’s Share*
FICA—Employee’s Share*
Federal Unemployment*
Sales and Use
Real Property
Other-Delaware Franchise**	3,125.00	0.00

TOTAL:	3,125.00	0.00

*	Amounts paid through the payroll account. See “Total Disbursements from Payroll Account Current Period”
**	The State of Delaware is requesting additional information from the Debtor as the Debtor changed its methodology from the authorized share method to the capital method (using gross assets). See also “Aging of Accounts Receivable”

Page 11 of 18	Principal for debtor-in-possession

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post- Petition
30 days or less	3,023.60	0.00	0.00
31—60 days	0.00	0.00	0.00
61—90 days	0.00	0.00	0.00
91—120 days	0.00	0.00	0.00
Over 120 days	0.00	124,600.00	0.00

TOTAL:	3,023.60	124,600.00	0.00

Delaware receivable of $124,600 proposed by Debtor is still pending.

V. INSURANCE COVERAGE

Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	1,000,000.00	6/11/2011	6/11/2011
Worker’s Compensation	Hartford	1,000,000.00	6/11/2011	Paid with Payroll
Casualty	None
Vehicle	None

The Debtor also maintains directors and officers liability coverage purchased pre-petition for the 2009/2010 coverage year and an extended reporting period for the policies covering the 2008/2009 coverage year also purchased pre-petition.

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010	134,229.09	975.00	18-Apr-2010	975.00	0.00
30-Jun-2010	157,114.39	1,625.00	20-Jul-2010	1,625.00	0.00
30-Sep-2010	89,586.25	975.00	12-Oct-2010	975.00	0.00
31-Dec-2010	333,124.03	4,875.00	10-Jan-2011	4,875.00	0.00
31-Mar-2011	378,812.38	4,875.00	27-Apr-2011	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00

		13,325.00		13,325.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

Page 12 of 18	Principal for debtor-in-possession

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
Babette Heimbuch	**	$20,000/ month	0.00
Vikas Arora	**	$17,500/ month	0.00
Brenda Battey	***	$20,000/month	0.00
Brian Argrett	****	$10,000/month	10,000.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**	Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.
***	Ms. Heimbuch and Mr. Arora no longer work for the Debtor. Ms. Battey works periodically for the Debtor at a rate of $150.00 per hour.
****	Notice of Insider Compensation for Brian Argrett was filed and served on the UST and other necessary parties on June 10, 2010; no objections were filed. Mr, Argrett was engaged by the Debtor upon the resignation of Ms. Heimbuch to provide Debtor with a second officer and to serve as its then Chief Executive Officer. Mr. Argrett currently serves as Corporate Secretary.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

Page 13 of 18	Principal for debtor-in-possession

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	—	—

Less: Returns/Discounts	—	—

Net Sales/Revenue	—	—

Cost of Goods Sold:
Beginning Inventory at cost

Purchases

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)

Operating Expenses:

Payroll—Insiders	10,000.00	346,153.85

Payroll—Other Employees	—	—

Payroll Taxes	765.00	27,984.56

Other Taxes (Itemize)	—	—

Legal & Professional-Special Counsel *	3,659.93	303,659.93

Legal & Professional-Bankruptcy Counsel **	23,197.82	499,084.30

Legal & Professional-Administration ***	16,000.00	184,000.00

Legal & Professional-Accounting & Auditing ****	297.50	203,640.87

Legal & Professional-Other *****	—	50,000.00

Depreciation and Amortization	24.00	408.00

Rent Expense—Real Property	1,500.00	25,257.79

Lease Expense—Personal Property	—	—

Insurance	53.00	2,175.00

Real Property Taxes	—	—

Telephone and Utilities	—	1,194.20

IT Expenses	—	371.00

Travel and Entertainment (Itemize)		—

Parking & Mileage	—	1,320.75

Miscellaneous Operating Expenses (Itemize)		—

Stock registrar fees	684.10	8,811.42

Delaware & Calif filing fees & franchise tax	180.27	4,960.27

Indentured Trustee Expenses	—	600.00

SEC 8K fees	1,956.00	15,530.00

Relocation Expenses	—	1,605.88

CSC fee for Delaware representation	—	356.00

US Trustee fees accrued	650.00	14,300.00

Office Supplies	—	347.86

Postage & Courier	11.24	203.28

Document Management	—	12,869.20

Payroll Processing Fees	80.67	1,378.19

Total Operating Expenses	59,059.53	1,706,212.35

Net Gain/(Loss) from Operations	(59,059.53)	(1,706,212.35)

Page 14 of 18	Principal for debtor-in-possession

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Non-Operating Income:
Interest Income

Net Gain on Sale of Assets (Itemize)

Other (Itemize)

Total Non-Operating income	—	—

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize)

Other (Itemize)

Total Non-Operating Expenses	—	—

NET INCOME/(LOSS)	(59,059.53)	(1,706,212.35)

(Attach exhibit listing all itemizations required above)

Footnotes:
*	Special counsel Manatt, Phelps & Phillips, LLP were paid pre-petition an initial retainer of $300,000. No Pre-petition fees and costs credited were used against the retainer. A $300,000 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and expenses incurred between the filing date and Mar-2011 were $304,574.92 exhausting the retainer. $82,345.60 in fees and costs through May-2011 remain incurred and unpaid.
**	Bankruptcy counsel Landau, Gottfried & Berger, LLP were paid pre-petition an initial retainer of $250,000. Pre-petition fees and costs credited against the retainer were $50,810.31 leaving a remaining retainer of $199,189.69 as of the filing date. A $199,189.69 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and fees from the filing date until August 2010 were $210,461.44 exhausting the remaining retainer. Pending court approval, $49,223.47 in fees for April and May 2011 have been incurred but not accrued. Additionally, $72,314.27 in unpaid fees for August 2010 through March 2011 representing the 20% withheld amount per the Knudsen Order remain unpaid. See footnote ** on Schedule X -Balance Sheet.
***	June and July Professional fees totaling $40,000 for Delta Corps, Inc., hiring Donald Pelgrim as Chief Administrative Officer, were paid after approval for payment by the Bankruptcy court. September 2010 through May 2011 professional fees of $180,000 for Carl McKinzie as Chief Executive Officer were incurred. $144,000 was paid after approval for payment by the Bankruptcy Court.
****	Accounting & Auditing Professional fees in the amount of $13,356 for Hutchinson & Bloodgood, LLP were incurred and unpaid pending approval of the fee statement from Bankruptcy court. Hutchinson & Bloodgood is no longer providing services to the Debtor.
****	The Debtor engaged Crowe Horwath, LLP for assistance with various tax matters including a 2008 federal tax audit and the filing of the 2009 tax returns. May through October 2010 costs and professional fees of $194,416.62 for Crowe Horwath’s engagement were paid after court approval, Pending court approval $248,221.86 in costs and fees for November 2010 through May 2011 have been incurred but not accrued. Additionally, $48,450.90 in unpaid fees for May through October 2010 representing the 20% withheld amount per the Knudsen Order remain unpaid. See footnote ** on Schedule X -Balance Sheet.

Page 15 of 18	Principal for debtor-in-possession

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	3,366,952.87

Restricted Cash

Accounts Receivable (Itemized, see below)*	124,600.00

Inventory

Notes Receivable

Prepaid Expenses (Rent)	1,500.00

Prepaid Expense-Legal Special Counsel	—

Prepaid Expense-Legal Bankruptcy Counsel	—

Prepaid Expense-Other Legal Counsel	—

Other (Prepaid Payroll)	10,820.67

Total Current Assets		3,503,873.54

Property, Plant, and Equipment	875.00

Accumulated Depreciation/Depletion	408.00

Net Property, Plant, and Equipment		467.00

Other Assets (Net of Amortization):
Due from Insiders

Other (Rent Deposits)	2,912.00

Total Other Assets		2,912.00

TOTAL ASSETS		3,507,252.54

LIABILITIES

Post-petition Liabilities:

Accounts Payable (Itemized, see below)**	3,023.60

Taxes Payable—Delaware Franchise Tax 2010	3,125.00

Notes Payable

Professional fees

Secured Debt

Other (Itemize)

Total Post-petition Liabilities		6,148.60

Pre-petition Liabilities:
Secured Liabilities

Priority Liabilities

Unsecured Liabilities***	159,617,187.50

Other (Itemized, see below)****	1,521.21

Total Pre-petition Liabilities		159,618,708.71

TOTAL LIABILITIES		159,624,857.31

EQUITY:

1 Pre-petition Owners’ Equity (original amount)	(155,177,680.00)

2 Direct Charges to Equity (Itemized, see below)*****	766,287.58

3 Post-petition Profit/(Loss)	(1,706,212.35)

TOTAL EQUITY		(156,117,604.77)

TOTAL LIABILITIES & EQUITY		3,507,252.54

Page 16 of 18	Principal for debtor-in-possession

		(0.00)
* Itemization of Accounts Receivable:
Delaware Franchise Tax Refund Due (prior years)	124,600.00

Total	124,600.00

**Itemization of Post-Petition Liabilities:
Christopher Damore (Accounting Svcs-MOR Prep)	297.50
RR Donnelley (8-k Filing services)	1,067.00
Registrar & Transfer (Transfer Agent)	684.10
U.S. Quarterly Trustee Fees	975.00

subtotal	3,023.60

**Not included in the above table are the following incured and unpaid amount that are pending Bankruptcy Court approval:
Carl McKinzie (Chief Executive Officer)	36,000.00
Hutchinson & Bloodgood, LLP (accounting & auditing)	13,356.00
Crowe Horwath, LLP (accounting & audit)	296,672.76
Landau, Gottfried, & Berger, LLP	121,537.74
Manatt, Phelps & Philips, LLP	82,345.60

subtotal	549,912.10

***Itemization of Pre-Petition Unsecured Liabilities
Senior Debt Due 2015	53,429,687.56
Senior Debt Due 2016	53,244,791.61
Senior Debt Due 2017	52,942,708.33

Total	159,617,187.50

****Itemization of Pre-Petition Other Liabilities
Nixon Peabody	318.74
Registrar & Transfer	983.52
DF King & Co	218.95

Total	1,521.21

*****Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Legal Retainer—Manatt, Phelps & Phillips, LLP	300,000.00
Legal Retainer—Landau, Gottfried & Berger , LLP	199,189.69
Change in SEC Refund	135.53
Bills received and accrued after BK filing (see above)	(1,521.21)
Change in Opening Cash Balance	0.04
Change in New Oak receivable	0.09

Total	766,287.58

The prepaid retainer of $250,000 for Bankruptcy Counsel-Landau, Gottfried & Berger was adjusted downward $50,810.31 as the activity occurred pre-petition. As of the petition date, the prepaid legal retainer for Bankruptcy Counsel was $199,189.69.

Page 17 of 18	Principal for debtor-in-possession

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	x

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

The Debtor has negotiated the terms of a liquidating chapter 11 plan with its principal creditor, Wilmington Trust Company as Trustee for the bulk of its debt. That plan was filed with the Court on October 1, 2010. On November 12, 2010, the Debtor filed its disclosure statement and a motion seeking an order of the Court approving the same and setting plan solicitation and confirmation procedures.

4.	Describe potential future developments which may have a significant impact on the case:

There is a potential refund of over $90 million relating to loss carrybacks from earlier tax years. The FDIC, in its capacity as Receiver for the Debtor’s bank subsidiary, has submitted a proof of claim which, among other things, claims that the FDIC is entitled to some or all of any such tax refund and may have other super priority claims. If the FDIC’s claim is successful, it will reduce or potentially eliminate any assets available for distribution to general unsecured creditors. The Debtor reserves its rights with respect to any such claims by the FDIC.

Debtor continues to investigate potential claims against third parties to determine potential for recovery. No Committee of Unsecured Creditors has been appointed in the case. However, the Debtor continues to work and communicate cooperatively with Wilmington Trust, its principal unsecured creditor, concerning all aspects of the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered duing the reporting period.

None

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I, Carl W. McKinzie, Chief Executive Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

/s/ Carl W. McKinzie	Dated: 06/15/2011
Carl W. McKinzie
Chief Executive Officer

Page 18 of 18	Principal for debtor-in-possession